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                                                                    Exhibit 10.2


                   SECOND AMENDMENT TO COST SHARING AGREEMENT


         THIS SECOND AMENDMENT is made as of the 12th day of February, 2002, by and among SELECT TRANSPORT, INC., a Delaware corporation ("ST") , having an address at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania 17055, SELECT MEDICAL CORPORATION, a Delaware corporation ("SMC"), having an address at 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055, and SELECT AIR II CORPORATION, a Pennsylvania corporation ("SAII"), having an address at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania 17055.

                                   BACKGROUND

         A. ST, SMC and SAII executed and delivered that certain Cost Sharing Agreement dated December 11, 2000, pursuant to which the parties agreed to share certain costs relating to the operation of a hangar and aircraft located at Harrisburg International Airport. The Cost Sharing Agreement was amended by that certain First Amendment to Cost Sharing Agreement dated April 1, 2001. The Cost Sharing Agreement, as so amended, is sometimes hereinafter referred to as the "Agreement". All capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Agreement.

         B. ST, SMC and SAII now desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. Amendment to Section 4. Section 4 of the Agreement is hereby amended and restated in its entirety as follows:

         "4. Use of Citation II. The parties acknowledge that for business reasons, SMC may utilize the Citation II from time to time. SMC agrees to pay SAII $1,600 per flight hour for its use of the Citation II."

         2. No Other Modifications. Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed the day and year first above written.


SELECT TRANSPORT, INC.,     SELECT MEDICAL              SELECT AIR II
a Delaware corporation      CORPORATION, a Delaware     CORPORATION a
                            corporation                 Pennsylvania corporation


By: /s/ Michael E. Salerno  By: /s/ Michael E. Tarvin By: /s/ Michael E. Salerno
--------------------------  ------------------------- --------------------------
    Michael E. Salerno,         Michael E. Tarvin,          Michael E. Salerno,
    Treasurer                   Senior Vice President       Vice President